AMENDMENT NO. 2

TO THE THIRD AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

This Amendment No. 2 (the “Amendment”) to the Third Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the “Trust”) amends, effective February 28, 2017, the Third Amended and Restated Agreement and Declaration of Trust of the Trust dated as of October 26, 2016, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to add Class R6 Shares to Invesco Conservative Allocation Fund, Invesco Global Low Volatility Equity Yield Fund, Invesco Growth Allocation Fund, Invesco Income Allocation Fund, Invesco International Allocation Fund, Invesco Moderate Allocation and Invesco Quality Income Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 28, 2017.

By:	/s/ John M. Zerr
Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1

“SCHEDULE A

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Alternative Strategies Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Balanced-Risk Retirement Now Fund	Class A Shares
Class AX Shares
Class B Shares
Class C Shares
Class CX Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class RX Shares
Class T Shares
Class Y Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class A Shares
Class AX Shares
Class B Shares
Class C Shares
Class CX Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class RX Shares
Class T Shares
Class Y Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class A Shares
Class AX Shares
Class B Shares
Class C Shares
Class CX Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares

Class RX Shares
Class T Shares
Class Y Shares

Invesco Balanced-Risk Retirement 2040 Fund	Class A Shares
Class AX Shares
Class B Shares
Class C Shares
Class CX Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class RX Shares
Class T Shares
Class Y Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class A Shares
Class AX Shares
Class B Shares
Class C Shares
Class CX Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class RX Shares
Class T Shares
Class Y Shares

Invesco Conservative Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class S Shares
Class T Shares
Class Y Shares

Invesco Convertible Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Global Low Volatility Equity Yield Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Growth Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class S Shares
Class T Shares
Class Y Shares

Invesco Income Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco International Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Mid Cap Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Moderate Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class S Shares
Class T Shares
Class Y Shares

Invesco Multi-Asset Inflation Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Quality Income Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Small Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class S Shares
Class T Shares
Class Y Shares
Investor Class Share”

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